UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 4, 2005

Commission File Number: 0-17821

ALLION HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	11-2962027 (I.R.S. Employer Identification No.)

1660 Walt Whitman Road, Suite 105, Melville, NY 11747
(Address of principal executive offices)

Registrant’s telephone number, including area code: (631) 547-6520

|_|   Written communication pursuant to Rule 425 under Securities Act (17 CFR 230.425)
|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_|   Pre-commencement communications pursuant to Rule 14d-2(b) Under the Exchange Act (17 CFR 240.14d-2(b))
|_|   Pre-commencement communications pursuant to Rule 13e-4(c) Under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements, Pro Forma Financial Statements and Exhibits

This current report on Form 8-K/A amends the current report on Form 8-K filed by the Registrant on January 4, 2005 to add the financial statements of North American Home Health Supply, Inc. (“NAHH”) and the unaudited pro forma financial statements of the combined company required pursuant to Item 9.01.

A.
The report of independent auditors and Audited Financial Statements of North American Home Health Supply, Inc. (“NAHH”) for the years ended December 31, 2004 and December 31, 2003 and the Notes thereto.

B.
The Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2004, Unaudited Pro Forma Consolidated Statements of Operations for the year ended December 31, 2003 and the nine months ended September 30, 2004, and the Notes thereto for Allion Healthcare, Inc. and its subsidiaries and NAHH.

C.	Exhibits

3.1	Form of Warrant to purchase Allion common stock.*

10.1	Stock Purchase Agreement by and among MOMS Pharmacy, Inc. and Michael Stone and Jonathan Spanier dated as of January 4, 2005.*

10.2	Guaranty given by Allion Healthcare, Inc. to and for the benefit of Michael Stone and Jonathan Spanier dated as of January 4, 2005.*

10.3	Form of Note issued to Michael Stone and Jonathan Spanier.*

*Previously filed.

NORTH AMERICAN HOME HEALTH SUPPLY, INC.

Financial Statements

December 31, 2004

Report of Independent Auditors

Board of Directors
North American Home Health Supply, Inc.

We have audited the accompanying balance sheets of North American Home Health Supply, Inc. as of December 31, 2004 and 2003, and the related statements of income, stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of North American Home Health Supply, Inc. as of December 31, 2004 and 2003, and the results of its operations and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ LWBJ, LLP
February 24, 2005

NORTH AMERICAN HOME HEALTH SUPPLY, INC.

Balance Sheets

December 31, 2004 and 2003

	2004	2003
Assets (Note 2)
Current assets:
Cash	$88,808	$89,038
Accounts receivable, (net of allowance for doubtful accounts of
$136,113 and $82,583 at December 31, 2004 and 2003, respectively)	1,592,726	1,141,392
Inventories	234,086	225,471
Total current assets	1,915,620	1,455,901

Property and equipment, net	15,679	50,534
Other assets	19,737	19,244
Total assets	$1,951,036	$1,525,679

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$1,478,675	$1,141,165
Accrued expenses	173,711	137,089
Total current liabilities	1,652,386	1,278,254

Stockholders' equity:
Common stock, no par value; 5,000,000 shares authorized;
20,000 shares issued and outstanding	30,000	30,000
Retained earnings	268,650	217,425
Total stockholders' equity	298,650	247,425
Total liabilities and stockholders' equity	$1,951,036	$1,525,679

See accompanying notes.

NORTH AMERICAN HOME HEALTH SUPPLY, INC.

Statements of Income

For the years ended December 31, 2004 and 2003

	2004	2003

Net sales (Note 5)	$15,400,938	$15,448,597
Cost of sales (Note 6)	10,716,273	10,248,453
Gross profit	4,684,665	5,200,144

Operating expenses:
Selling, general and administrative expenses	3,167,781	3,494,651
Operating income	1,516,884	1,705,493

Loss on disposal of assets	25,659	—
Net income	$1,491,225	$1,705,493

Basic and diluted earnings per common share	$74.56	$85.27

Basic and diluted weighted average of common shares outstanding	20,000	20,000

See accompanying notes.

NORTH AMERICAN HOME HEALTH SUPPLY, INC.

Statements of Stockholders' Equity

For the years ended December 31, 2004 and 2003

				Total
	Shares of	Common	Retained	Stockholders'
	Common Stock	Stock	Earnings	Equity

Balances at December 31, 2002	20,000	$30,000	$231,932	$261,932

Net income	—	—	1,705,493	1,705,493

Distributions		—	(1,720,000)	(1,720,000)
Balances at December 31, 2003	20,000	30,000	217,425	247,425

Net income	—	—	1,491,225	1,491,225

Distributions	—	—	(1,440,000)	(1,440,000)
Balances at December 31, 2004	20,000	$30,000	$268,650	$298,650

See accompanying notes.

NORTH AMERICAN HOME HEALTH SUPPLY, INC.

Statements of Cash Flows

For the years ended December 31, 2004 and 2003

	2004	2003

Cash flows from operating activities
Net income	$1,491,225	$1,705,493
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	20,635	35,195
Loss on disposal of assets	25,659	—
Changes in operating assets and liabilities:
Accounts receivable	(451,334)	67,699
Inventories	(8,615)	(1,980)
Other assets	(493)	(1,305)
Accounts payable	337,510	(57,565)
Accrued expenses	36,622	(1,106)
Net cash provided by operating activities	1,451,209	1,746,431

Cash flows used in investing activities
Purchase of property and equipment	(11,439)	(29,801)
Proceeds from sale of equipment	-	2,850
Net cash used in investing activities	(11,439)	(26,951)

Cash flows used in financing activities
Distributions to stockholders	(1,440,000)	(1,720,000)
Net cash used in financing activities	(1,440,000)	(1,720,000)
Net decrease in cash	(230)	(520)

Cash at beginning of year	89,038	89,558
Cash at end of year	$88,808	$89,038

See accompanying notes.

NORTH AMERICAN HOME HEALTH SUPPLY, INC.

Notes to Financial Statements

December 31, 2004

1.  The Company and Significant Accounting Policies

Nature of Business

North American Home Health Supply, Inc. (the "Company") is engaged primarily in the pharmacy business in California. The Company has distribution warehouses in California and focuses on delivering its specialty pharmacy products primarily to HIV/AIDS patients.

Inventories

Use of Inventories consist mainly of pharmaceuticals and oral and enteral nutrition products that are available for sale. Inventories are recorded at lower of cost or market, cost being determined on a first-in, first-out ("FIFO") basis and are stated at the lower of cost or market. Inventories consisted of the following at December 31:

	2004	2003

Pharmaceuticals	$65,993	$92,351
Oral and enteral products	137,550	110,329
Supplies	30,543	22,791
	$234,086	$225,471

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting periods. Such estimates primarily relate to accounts receivable. Actual results could differ from those estimates.

Property and Equipment

Property and equipment is recorded at historical cost and depreciated over the estimated useful lives of the respective assets. Estimated useful lives are as follows:

Machinery and equipment    5-7 years
Furniture and fixtures            5-7 years

Depreciation expense was $20,635  and $35,195 for the years ended December 31, 2004 and 2003, respectively.

NORTH AMERICAN HOME HEALTH SUPPLY, INC.

Notes to Financial Statements (continued)

1. The Company and Significant Accounting Policies (continued)

Revenue Recognition

Revenue is recognized as medications or products are shipped to customers. A substantial portion of the Company's revenue is billed to third-party payors, including governmental payors, insurance companies and managed-care plans. Revenue is recorded net of contractual adjustments and related discounts. Contractual adjustments represent estimated differences between billed revenues and amounts expected to be realized from third-party payors under contractual agreements.

Income Taxes

The Company has elected to be taxed as a small business corporation under the provisions of Subchapter S of the Internal Revenue Code. As such, taxable income of the Company is includable in the individual income tax returns of the stockholders and the Company generally will not be subject to tax.

Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash and trade receivables. The Company has all of its cash in one bank account. The balances are insured by the Federal Deposit Insurance Corporation ("FDIC") for up to $100,000. Such cash balances, at times, may exceed FDIC limits. The Company has not experienced any losses in such accounts. A large portion of the Company's trade receivables is from two third-party reimbursement programs as described in Note 5.

Earnings Per Share

Basic and fully diluted earnings per share are computed using the weighted average number of common shares outstanding during the periods. There are no dilutive common shares or equivalent shares during the years ended December 31, 2004 and 2003.

Allowance for Doubtful Accounts

Management reviews the collectibility of accounts receivable by tracking collection and write-off activity. The allowance for estimated uncollectible accounts is adjusted as needed to reflect current collection, write-off and other trends, including changes in assessment of realizable value. While management believes the resulting net carrying amounts for accounts receivable are fairly stated at each year-end and that the Company has made adequate provision for uncollectible accounts based on all available information, no assurance can be given as to the level of future provisions for uncollectible accounts, or how they will compare to the levels experienced in the past. Under Medicaid, Medicare and other reimbursement programs, the Company is reimbursed for services rendered to covered program patients as determined by reimbursement formulas and regulations. Laws and regulations governing these programs are complex and subject to interpretation. As a result, it is possible that recorded estimates will change. The Company's ability to successfully collect its accounts receivable depends, in part, on its ability to supervise and train personnel in billing and collection, and minimize losses related to system changes.

NORTH AMERICAN HOME HEALTH SUPPLY, INC.

Notes to Financial Statements (continued)

1. The Company and Significant Accounting Policies (continued)

Shipping and Handling Costs

Shipping and handling costs that are incurred are not included in cost of sales. They are included in selling, general and administrative expenses. Shipping and handling costs were approximately $530,000 and $550,000 in 2004 and 2003, respectively. Shipping and handling costs are not billed to customers.

Advertising

Advertising costs are expensed as incurred. Advertising costs were approximately $37,000 in 2004 and $64,000 in 2003 and were included in selling, general and administrative expenses.

2. Line of Credit

The Company had a bank line of credit for an amount up to a maximum of $800,000 available for short-term borrowings at an interest rate of .875 percent above the bank's prime rate. At December 31, 2004 and 2003, the Company's borrowing capacity was approximately $800,000, and no amounts were borrowed under this facility. This line was secured by substantially all Company assets and was personally guaranteed by the two stockholders of the Company. On January 4, 2005, in conjunction with the sale of the business as described in Note 8, this line of credit was terminated.

3. Leases

The Company leases vehicles and conducts its operations in premises leased under various operating leases. Rental expense was approximately $206,000 and $204,000 for the years ended December 31, 2004 and 2003, respectively. The Company subleases a portion of this space and received approximately $48,000 and $19,000 in sublease rental income for the years ended December 31, 2004 and 2003, respectively. Future minimum rental payments under operating leases that have initial or remaining noncancelable lease terms in excess of one year as of December 31, 2004, are as follows:

Year ended December 31:
2005         $79,000

The above rental expense will be offset by $3,500 per month in sublease rental income through February 2005.

4. Fair Value of Financial Instruments

The carrying amount of cash, accounts receivables and account payables approximate their fair value.

NORTH AMERICAN HOME HEALTH SUPPLY, INC.

Notes to Financial Statements (continued)

5. Concentrations of Credit Risk and Major Customers

The Company provides prescription medications and oral and enteral nutrition products to its customers primarily in California. A significant number of the Company's customers have a substantial amount of their costs paid by third-party reimbursement programs. Under federal and California third-party reimbursement programs, the Company received net patient revenues of approximately $12,450,000 and $13,000,000 for the years ended December 31, 2004 and 2003, respectively. At December 31, 2004 and 2003, the Company had an aggregate outstanding receivable from these two agencies of approximately $1,040,000 and $710,000, respectively.

Credit losses relating to customers historically have been minimal and within management's expectations.

6. Major Suppliers

During the years ended December 31, 2004 and 2003, the Company purchased approximately $9,630,000 and $9,150,000, respectively, from three major suppliers.

7. Employee Benefit Plan

The Company has an employee retirement savings plan (401(k) plan) covering substantially all employees. Employees can make elective deferral contributions up to the maximum allowed each year by law. The Company did not match any of the employee elective deferral amounts.

8. Subsequent Event

On January 4, 2005, MOMS Pharmacy, Inc., a California corporation and wholly-owned subsidiary of Allion Healthcare, Inc., a Delaware corporation, entered into a Stock Purchase Agreement with Michael Stone and Jonathan Spanier, who owned 100% of the stock of the Company. On the same day, MOMS Pharmacy acquired 100% of the stock of the Company from Michael Stone and Jonathan Spanier in accordance with the terms of the Stock Purchase Agreement. As a result of this transaction, the Company voluntarily terminated S corporation status.

Allion Healthcare, Inc. And Subsidiaries
Pro Forma Consolidated Financial Statements (Unaudited)

The accompanying pro forma consolidated financial statements have been prepared by recording pro forma adjustments to the historical consolidated financial statements of Allion Healthcare, Inc. The pro forma consolidated balance sheet as of September 30, 2004 has been prepared as if the North American Home Health Supply (“NAHH”) Acquisition closed on September 30, 2004. The pro forma consolidated statements of operations for the year ended December 31, 2003 and nine months ended September 30, 2004 have been prepared as if the NAHH Acquisition closed on January 1, 2003

These pro forma consolidated financial statements are not necessarily indicative of the financial position or results of operations that would have occurred had the transaction been effected on the assumed dates. Additionally, future results may vary significantly from the results reflected in the pro forma consolidated income statements due to changes in prices, future transactions and other factors. These statements should be read in conjunction with our audited consolidated financial statements and the related notes for the year ended December 31, 2003 included in our 2003 Form 10-KSB, our unaudited consolidated financial statements and related notes for the nine months ended September 30, 2004 included in our Form 10-Q for the quarter ended September 30, 2004 and the audited financial statements of NAHH for the years ended December 31, 2004 and 2003, included herein. The pro forma information reflects preliminary estimates of the allocation of the amounts paid at closing which may be adjusted.

Allion Healthcare, Inc. And Subsidiaries
Pro Forma Consolidated Balance Sheet (Unaudited)
September 30, 2004
ASSETS	Allion	NAHH	Pro Forma Adjustments		Pro Forma

CURRENT ASSETS:
Cash and cash equivalents	$2,902,952	$0	$4,150,081	(1)	$1,741,052
			(5,000,000)	(2)
			(311,981)	(2)
Accounts receivable, net	5,122,205	1,481,210			6,603,415
Inventories	964,966	219,275			1,184,241
Prepaid expenses and other current assets	138,879	0			138,879
Total current assets	9,129,002	1,700,485	(1,161,900)		9,667,587

Property and equipment, net	443,272	30,338			473,610
Goodwill	4,472,068		2,502,847	(2)	6,974,915
Intangible assets	1,761,987		4,564,331	(2)	6,326,318
Other assets	67,508	19,244			86,752
TOTAL ASSETS	$15,873,837	$1,750,067	$5,905,278		$23,529,182

LIABILTIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable and accrued expenses	$6,033,763	$1,331,128	500,000	(2)	$7,864,891
Overdrafts in excess of bank balance		57,376			$57,376
Notes payable-subordinated	1,250,000		675,000	(2)	1,925,000
Revolving credit line	1,125				1,125
Current portion of capital lease obligations	95,625				95,625
Current portion of other long-term debt	100,000				100,000
Total current liabilities	7,480,513	1,388,504	1,175,000		10,044,017

LONG TERM LIABILITIES:
Note payable-subordinated			700,000	(2)	700000
Capital lease obligations	89,651				89,651
Other					0
Total liabilities	7,570,164	1,388,504	1,875,000		10,833,668

CONTINGENCIES

STOCKHOLDERS’ EQUITY
Preferred stock	3,906		664	(1)	4,570
Common stock	3,100	30,000	(30,000)	(2)	3,100
Additional paid-in capital	18,320,609		4,149,417	(1)	22,470,026
			241,760	(2)	241,760
Accumulated equity (deficit)	(10,023,942)	331,563	(331,563)	(2)	(10,023,942)
Total stockholders’ equity	8,303,673	361,563	4,030,278		12,695,514

Total liabilities and stockholders’ equity	$15,873,837	$1,750,067	$5,905,278		$23,529,182

See notes to pro forma consolidated financial statements

Allion Healthcare, Inc. And Subsidiaries
Pro Forma Consolidated Statement of Operations (Unaudited)
Nine Months Ended September 30, 2004

			Pro Forma
	Allion	NAHH	Adjustments		Pro Forma

Net sales	$47,133,903	$11,545,813			$58,679,716
Cost of goods sold	41,653,354	8,033,719			49,687,073

Gross profit	5,480,549	3,512,094			8,992,643

Operating expenses:
Selling, general & administrative expenses	7,400,112	2,302,153	233,217	(3)	9,935,482

Operating income (loss)	(1,919,563)	1,209,941	(233,217)		(942,839)

Other income (expense):

Interest expense	(199,937)		(28,669)	(4)	(228,606)
Loss on disposal of assets		(15,803)			(15,803)
Total other income (expense)	(199,937)	(15,803)	(28,669)		(244,409)

Income (loss) before income taxes	(2,119,500)	1,194,138	(261,885)		(1,187,247)

Provision for income taxes	30,682				30,682

Net income (loss)	($2,150,182)	$1,194,138	($261,885)		($1,217,929)

Basic & diluted loss per common share	($0.69)				($0.39)

Basic & diluted weighted average of
common shares outstanding	3,100,000				3,100,000

See notes to pro forma consolidated financial statements

Allion Healthcare, Inc. And Subsidiaries
Pro Forma Consolidated Statement of Operations (Unaudited)
Year Ended December 31, 2003

			Pro Forma
	Allion	NAHH	Adjustments		Pro Forma

Net sales	$48,222,993	$15,448,597			$63,671,590
Cost of goods sold	41,969,506	10,248,453			52,217,959

Gross profit	6,253,487	5,200,144			11,453,631

Operating expenses:
Selling, general & administrative expenses	8,744,127	3,494,651	310,955	(3)	12,549,733

Operating income (loss)	(2,490,640)	1,705,493	(310,955)		(1,096,102)

Other income (expense):

Interest expense	(243,882)	0	(38,225)	(4)	(282,107)
Legal settlement	(200,000)	0			(200,000)
Total other income (expense)	(443,882)	0	(38,225)		(482,107)

Income (loss) before income taxes	(2,934,522)	1,705,493	(349,180)		(1,578,209)

Provision for income taxes	19,646	0			19,646

Net income (loss)	($2,954,168)	$1,705,493	($349,180)		($1,597,855)

Basic & diluted loss per common share	($0.95)				($0.52)

Basic & diluted weighted average of
common shares outstanding	3,100,000				3,100,000

See notes to pro forma consolidated financial statements

Allion Healthcare, Inc.
Notes to Pro Forma Consolidated Financial Statements (Unaudited)

1. Basis of Presentation

On January 4, 2005, MOMS Pharmacy, Inc., a California corporation and wholly-owned subsidiary of Allion Healthcare Inc., a Delaware corporation, entered into a Stock Purchase Agreement with Michael Stone and Jonathan Spanier, who owned 100% of the stock of North American Home Health Supply, Inc. (“NAHH”), a California corporation. On the same day, MOMS Pharmacy acquired 100% of the stock of North American from Messrs. Stone and Spanier, in accordance with the terms of the Stock Purchase Agreement.

In the transaction, Messrs. Stone and Spanier received cash, promissory notes of MOMS Pharmacy and warrants to purchase 150,000 shares of common stock of Allion. Allion also unconditionally guaranteed the payment of the promissory notes by its MOMS Pharmacy subsidiary, pursuant to a Guaranty, dated January 4, 2005, in favor of Messrs. Stone and Spanier. Under the Guaranty, Allion is absolutely, irrevocably and unconditionally liable for the performance of each and every obligation of MOMS Pharmacy under the promissory notes.

The accompanying pro forma consolidated financial statements have been prepared by recording pro forma adjustments to the historical consolidated financial statements of Allion Healthcare, Inc. The pro forma consolidated balance sheet as of September 30, 2004 has been prepared as if the North American Acquisition closed on September 30, 2004. The pro forma consolidated statements of operations for the year ended December 31, 2003 and the nine months ended September 30, 2004 have been prepared as if the NAHH Acquisition closed on January 1, 2003. These pro forma consolidated financial statements are not necessarily indicative of the financial position or results of operations that would have occurred had the transactions been effected on the assumed dates. The pro forma information reflects preliminary estimates of the allocation of the amounts paid at closing which may be adjusted.

2.	Pro Forma Adjustments

Details of the pro forma adjustments relating to the acquisition of North American Home Health Supply, Inc.are as follows:

(1)	To record proceeds from issuance of Series E offerings in which the Company raised net proceeds of $3,437,581
	on December 17, 2004 and $712,500 on December 23,2004, to fund the acquisition.

(2)	To record the effect of the purchase of NAHH on cash balances, equity accounts and short-term notes and long-term notes.

	Purchase Price Paid
	Cash paid at closing	$5,000,000
	Cash Payment for Working Capital	311,981
	Notes Payable	1,375,000
	Fair value of warrants issued	241,760
	Direct acquisition costs	500,000
	Total Purchase Price	7,428,741
	less: net tangible assets	(361,563)
		$ 7,067,178

	Allocation of Purchase Price
	Covenant Not to Compete (five year life)	50,000
	Referral Lists (fifteen year life)	4,514,331
	Goodwill	2,502,847
		$ 7,067,178

(3)	To record amortization expense on the intangibles for $310,955 for the year ended December 31, 2003 and $233,217 for the
	nine months ended September 30, 2004.

(4)	To record interest expense on the promissory notes of $38,225 for the year ended December 31, 2003
	and $28,669 for the nine months ended September 30,2004 for both the $675,000 and $700,000 notes payable
	(both notes have interest rates of 2.78% per annum).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: March 15, 2005

Allion Healthcare, Inc.
By: /s/ James G. Spencer
James G. Spencer Chief Financial Officer, Secretary and Treasurer